UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2021
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

200 Parker Dr., Suite C100A, Austin, Texas 78728
(Address of principal executive offices, including zip code)

(408)-941-7100
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $0.01 per share	AVNW	The Nasdaq Global Select Market

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On May 17, 2021, Aviat Networks, Inc. (the “Company”) entered into Amendment No. 4 to Third Amended and Restated Loan and Security Agreement (the “Amendment”) by and among the Company, Aviat U.S., Inc. (“Opco”), Aviat Networks (S) Pte. Ltd. (the “Singapore Borrower” and collectively with the Company and Opco, the “Borrowers”) and Silicon Valley Bank, as lender (the “Lender”). The Amendment amends the terms of the Company’s Third Amended and Restated Loan and Security Agreement, dated as of June 29, 2018, as amended, by and among the Borrowers and the Lender (the “Agreement”) by extending the Revolving Line Maturity Date (as defined in the Amendment) to June 28, 2024.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of the Registrant
The disclosure in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 2.05. Costs Associated with Exit or Disposal Activities

On May 14, 2021, the Board of Directors (the “Board”) of the Company approved a restructuring plan (the “Restructuring Plan”) to initiate discussions with local employee representatives concerning the possible closure of its Paris, France office. The precise date of the closure has not yet been fixed and is subject to consultation with the employee representative and applicable laws.

The Company estimates that Restructuring Plan charges will be approximately $1.2 million and will be recorded as restructuring expenses which consist of one-time severance charges, facilities charges and legal costs. The foregoing estimated charges will be cash expenditures. The Company anticipates it will generate approximately $0.8 million in annual savings, the majority of which will be allocated to support growth-related initiatives to be in a stronger position to drive both top- and bottom- line performance.

This Item 2.05 contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements related to the expected costs associated with termination benefits and the financial impact of the Restructuring Plan. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the closure, and other risks. In addition, the Company’s closure costs may be greater than anticipated and the Restructuring Plan may have an adverse impact on the Company’s development activities. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s Annual Report on Form 10-K for the year ended July 3, 2020, filed with the Securities and Exchange Commission (the “SEC”) on August 27, 2020, and the Company’s subsequent current reports filed with the SEC. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Item 2.05 as a result of new information, future events or changes in its expectations.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

CEO Compensation
As previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 2, 2020 (the “Prior Report”), the Company is party to an employment agreement with Peter Smith, the Company’s President and Chief Executive Officer, dated January 2, 2020 (the “Employment Agreement”), The Employment Agreement is described in the Prior Report. Such description is not complete and is qualified in its entirely by reference to the full text of the Employment Agreement, which was filed as Exhibit 10.1 to the Prior Report.

As described in the Prior Report, upon Mr. Smith’s termination of employment by the Company without “Cause” or resignation for “Good Reason” within 12 months following a “Change in Control” (each such quoted term as defined in the Employment

Agreement), the Employment Agreement provided Mr. Smith with the opportunity to receive cash severance payments equal to the sum of (i) his then-current base salary, payable in 12 substantially equal monthly installments, and (ii) an amount equal to his target annual incentive payment for the year in which the termination of employment occurs, payable in a lump sum (such payments, the “CIC Cash Severance Payments”). Pursuant to the Employment Agreement, the CIC Cash Severance Payments payable to Mr. Smith could not exceed $750,000.

On May 13, 2021, the Board approved an amendment to the Employment Agreement (the “Employment Agreement Amendment”) to eliminate the $750,000 limit applicable to the CIC Cash Severance Payments. The Employment Agreement Amendment also expands Mr. Smith’s relocation allowance to provide for six months of storage of his household items if needed rather than one month, as originally provided in the Employment Agreement.

The foregoing description of the Employment Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of the Employment Agreement Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Director Compensation
On May 13, 2021 the Board approved an increase in the annual equity compensation provided to non-employee directors to $100,000, from $75,000 effective at the beginning of the Company’s fiscal year 2022. The Board also approved an increase in the annual retainer paid to the non-employee Chairman of the Board to $40,000 from $25,000 for that role effective at the beginning of fiscal year 2022. There were no changes to the other annual retainers paid to non-employee directors, namely: $60,000 to each non-employee director $20,000 to the Audit Committee Chairman, $15,000 to the Governance and Nominating Committee Chairman, and $15,000 to the Compensation Committee Chairman. Aside from such cash compensation, non-employee directors are also reimbursed for their expenses incurred in attending Board and committee meetings. There are no fees based upon number of meetings attended.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to the Employment Agreement between Aviat Networks, Inc. and Peter Smith, dated May 17, 2021

10.2	Amendment No. 4 to Third Amended and Restated Loan and Security Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

May 18, 2021	By:	/s/ Eric Chang
		Name:	Eric Chang
		Title:	Senior Vice President and Chief Financial Officer